UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 29, 1998

                       INTEGRATED MEDICAL RESOURCES, INC.

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             (Exact name of registrant as specified in its charter)

                            Kansas 0-21427 48-1096410

(State or other jurisdiction  (Commission File Number)         (IRS Employer
     of incorporation)                                      Identification No.)

                   11320 West 79th Street, Lenexa, Kansas  66214

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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (913) 962-7201

                                     N/A

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         (Former name or former address, if changed since last report.)



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ITEM 5:  Other Events.

         On June 1, 1998 the Company issued a press release announcing, among other things, the approval by the stockholders of the Company of the issuance of common stock to Kardatzke Management, Inc. and certain other parties. A copy of the press release is attached as Exhibit 99.1 hereto.

         On June 10, 1998, the Company issued a press release which discussed certain aspects of the Company's strategic plan and projected financial results. A copy of the press release is attached as Exhibit 99.2 hereto.

         Also attached as Exhibit 99.3 are unaudited balance sheets of the Company at March 31, 1998 and April 30, 1998 and a proforma balance sheet as of April 30, 1998.


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ITEM 7:     Exhibits

Exhibit     Description

  99.1      June 1, 1998 Press Release

  99.2      June 10, 1998 Press Release

  99.3 Unaudited Consolidated Balance Sheets of the Company at March 31, 1998, April 30, 1998 and proforma at April 30, 1998






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       INTEGRATED MEDICAL RESOURCES, INC.
                                  (Registrant)


June 9, 1998                             By:/s/ Troy A. Burns
                                            -----------------
                                                Troy A. Burns
                                                President
                                                (Authorized Officer)



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                                  EXHIBIT INDEX


Exhibit
Number       Description
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  99.1      June 1, 1998 Press Release

  99.2      June 10, 1998 Press Release

  99.3 Unaudited Consolidated Balance Sheets of the Company at March 31, 1998, April 30, 1998 and proforma at April 30, 1998




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